UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                               September 20, 2012
                   Date of Report (Date of earliest reported)

                        Commission File Number 333-138989

                            ECOTECH ENERGY GROUP INC.
             (Exact name of registrant as specified in its charter)

               Nevada                                      98-0479847
-------------------------------------             ------------------------------
   State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization                       Identification No.)

                   500 Fifth Ave, Ste 4100, Seattle, WA 98104
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (206) 259-7867



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.01 Notice Of Delisting Or Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing.

Transfer of Listing

On September 20, 2012, ecoTECH Energy Group Inc. ("the Company") announced that the trading of its common stock had been moved from the Over The Counter Bulletin Board to the Pink Sheets. The stock still trades under the symbol "ECTH."

The Company was transferred to the Pink Sheets due to its failure to keep current in its financial filings with the Securities and Exchange Commission.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    October 22, 2012

ecoTECH ENERGY GROUP INC.




By: /s/ Colin Victor Hall
    --------------------------------
Name:  Colin Victor Hall
Title:   Chief Executive Officer